EXHIBIT 10.19

May 10, 2000

Sanjay Adkar

Dear Sanjay:

The purpose of this letter is to set forth the terms upon which NeoMagic Corporation will loan the sum of $600,000.00 (Six Hundred Thousand Dollars) on July 1, 2000 and the sum of $600,000.00 (Six Hundred Thousand Dollars) on July 1, 2001 to you and the terms, conditions, repayment and security with respect to this loan are as follows:

1.               The $600,000.00 loan (the “Loan”) shall be evidenced by a promissory note in the form attached hereto as Exhibit A (the “Note”), which you shall execute and deliver to NeoMagic Corporation upon your receipt of the $600,000.00 in loan proceeds which shall be effective July 1, 2000.

2.               The second $600,000.00 loan (the “Loan”) shall be evidenced by a promissory note in the form attached hereto as Exhibit B (the “Note”), which you shall execute and deliver to NeoMagic Corporation upon your receipt of the $600,000.00 in loan proceeds which shall be effective July 1, 2001.

3.               In the event you should be involuntarily terminated by NeoMagic Corporation for any reason other than cause prior to July 1, 2004, the balance of the Loan as described in Exhibit A and any accrued interest shall be forgiven by NeoMagic Corporation as of the date of termination.

4.               In the event you should be involuntarily terminated by NeoMagic Corporation for any reason other than misconduct or gross negligence prior to July 1, 2005, the balance of the Loan as described in Exhibit B and any accrued interest shall be forgiven by NeoMagic Corporation as of the date of termination.

5.               If you shall voluntarily terminate your employment with NeoMagic Corporation or if your employment shall be terminated by NeoMagic Corporation for cause prior to July 1, 2005, the remaining balance of the loans as described in Exhibits A and B including accrued interest shall become due and payable within 30 days of such termination.

6.               This letter and the Notes constitute the entire agreement between NeoMagic Corporation and you as to the Loan and can only be modified or amended in writing signed by NeoMagic Corporation and yourself.

Please indicate your acceptance of the foregoing by signing in the spaces indicated below.

NeoMagic Corp.

By:
Prakash Agarwal, President and CEO

Agreed:
Sanjay Adkar

EXHIBIT A

PROMISSORY NOTE

$600,000.00	July 1, 2000

FOR VALUE RECEIVED, the undersigned (“Maker”) promises to pay to the order of NeoMagic Corporation, located at 3250 Jay Street, Santa Clara, California 95054 or at such other place as the holder of this Note may from time to time designate, the principal sum of six hundred thousand dollars ($600,000.00), or so much of that sum as may be advanced under this Note by any holder; plus interest as computed below.

Interest will be compounded annually at a rate of five and fifty-nine one hundredths percent (5.59%) per annum on the unforgiven balance.  Should your employment cease with NeoMagic Corporation prior to the term of this Note and default on payment within 30 days, the interest rate will change to ten percent (10%) per annum on the unforgiven balance.

Subject to paragraphs 1 and 2 below, interest only will be due and payable annually on July 1 each year.  On June 30, 2004 the entire amount of unpaid principal and accrued but unpaid interest will be immediately due and payable.

1.               Upon a voluntary termination of your employment with NeoMagic Corporation or upon a termination of such employment for misconduct or gross negligence by NeoMagic Corporation, this Note and all principal then owing and accrued interest hereunder shall become due and payable within thirty (30) days of the date of such termination.

2.               Upon any default under this Note, the holder may, at its option and without notice, declare immediately due and payable the entire unpaid principal sum of this Note together with all accrued interest.

3.               Maker agrees to pay all costs of collection when incurred, and all costs incurred by the holder hereof in exercising or preserving any rights or remedies in connection with the enforcement and administration of this Note or following a default by Maker, including but not limited to reasonable attorney’s fees. If any suit or action is instituted to enforce this Note, the undersigned Maker promises to pay, in addition to the costs and disbursements allowed by law, such sum as the court may adjudge reasonable attorney’s fees in such suit or action.

4.               This Note will be governed by California law, except to the extent federal laws preempt the laws of the State of California, in which event such federal laws shall govern this Note, and all persons and entities in any manner obligated under this Note consent to the jurisdiction of any federal or state court within the State of California having proper venue and also consent to service of process by any means authorized by California or federal law.

5.               This note, which is full recourse, is secured by a pledge of 75,000 shares of common stock of the Company (with a guarantee gain of $8.00 per share as describe in the offer of employment letter dated May 10, 2000) and is subject to the terms of this Letter of Agreement dated May 10, 2000 herewith between the Maker and Neomagic Corporation.

By:
Maker — Sanjay Adkar

EXHIBIT B

PROMISSORY NOTE

$600,000.00	July 1, 2001

FOR VALUE RECEIVED, the undersigned (“Maker”) promises to pay to the order of NeoMagic Corporation, located at 3250 Jay Street, Santa Clara, California 95054 or at such other place as the holder of this Note may from time to time designate, the principal sum of six hundred thousand dollars ($600,000.00), or so much of that sum as may be advanced under this Note by any holder; plus interest as computed below.

Interest will be compounded annually at a rate of five and two one hundredths percent (5.02%) per annum on the unforgiven balance.  Should your employment cease with NeoMagic Corporation prior to the term of this Note and default on payment within 30 days, the interest rate will change to ten percent (10%) per annum on the unforgiven balance.

Subject to paragraphs 1 and 2 below, interest only will be due and payable annually on July 1 each year.  On June 30, 2005 the entire amount of unpaid principal and accrued but unpaid interest will be immediately due and payable.

1.               Upon a voluntary termination of your employment with NeoMagic Corporation or upon a termination of such employment for misconduct or gross negligence by NeoMagic Corporation, this Note and all principal then owing and accrued interest hereunder shall become due and payable within thirty (30) days of the date of such termination.

2.               Upon any default under this Note, the holder may, at its option and without notice, declare immediately due and payable the entire unpaid principal sum of this Note together with all accrued interest.

3.               Maker agrees to pay all costs of collection when incurred, and all costs incurred by the holder hereof in exercising or preserving any rights or remedies in connection with the enforcement and administration of this Note or following a default by Maker, including but not limited to reasonable attorney’s fees. If any suit or action is instituted to enforce this Note, the undersigned Maker promises to pay, in addition to the costs and disbursements allowed by law, such sum as the court may adjudge reasonable attorney’s fees in such suit or action.

4.               This Note will be governed by California law, except to the extent federal laws preempt the laws of the State of California, in which event such federal laws shall govern this Note, and all persons and entities in any manner obligated under this Note consent to the jurisdiction of any federal or state court within the State of California having proper venue and also consent to service of process by any means authorized by California or federal law.

5.               This note, which is full recourse, is secured by a pledge of 75,000 shares of common stock of the Company (with a guarantee gain of $8.00 per share as describe in the offer of employment letter dated May 10, 2000) and is subject to the terms of this Letter of Agreement dated May 10, 2000 herewith between the Maker and Neomagic Corporation.

By:
Maker — Sanjay Adkar